September 28, 2000

Securities and Exchange Commission

Mail Stop 11-3

450 5th Street, N.W.

Washington, D.C. 20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 9 of Form 10-K of SED International Holdings, Inc. for the year ended June 30, 2000.

Yours truly,

DELOITTE & TOUCHE LLP

Atlanta, Georgia